Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 14, 180

NOTICE OF FINAL ORDER (A) ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING IN EQUITY SECURITIES IN THE DEBTORS

AND (B) GRANTING OTHER RELATED RELIEF

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on June 27, 2023 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (the “Debtors”), commenced a case under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion seeking entry of an Interim Order and Final Order establishing notice and hearing procedures for trading in equity securities in the Debtors (the “Motion”).

PLEASE TAKE FURTHER NOTICE that on July 25, 2023, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered a Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (b) Granting Other Related Relief (the “Final Order”).

1                    The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, the following procedures shall apply to holding and trading in equity securities in the Debtors:

1.            Any postpetition purchase, sale, or other transfer of equity interest in the Debtors in violation of the procedures set forth herein (including the notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code, subject to further order of the Court.

2.            The following procedures shall apply to trading in issued and outstanding Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) and Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”):

a)	Any postpetition purchase, sale, or other transfer of Lordstown Common Stock or Lordstown Preferred Stock in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code, subject to further order of the Court;

b)	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined below) shall file with this Court, and serve on counsel to the Debtors a notice of such status, in the form of Exhibit B-1 attached hereto, on or before the later of (i) 20 calendar days after the date of the Notice of Order (as defined below) and (ii) 10 calendar days after becoming a Substantial Shareholder;

c)	At least 30 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Lordstown Common Stock (as defined below) or Lordstown Preferred Stock beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-2 attached hereto, of the intended transfer of equity securities;

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d)	At least 30 calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in a decrease in the amount of Lordstown Common Stock (as defined below) or Lordstown Preferred Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-3 attached hereto, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (c) and this paragraph (d), each a “Notice of Proposed Transfer”);

e)	The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 20-day waiting period; and

f)	For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Lordstown Common Stock (equal to, as of the Petition Date, approximately 717,502 shares)[2] or at least 4.50% of all issued and outstanding Lordstown Preferred Stock (equal to, as of the Petition Date, approximately 13,500 shares)[3] and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2              Based on, as of the Petition Date, approximately 15,952,991 shares of Lordstown Common Stock issued and either outstanding or in the process of being settled for equity awards that vested prior to the Petition Date, which reflects the Reverse Stock Split implemented on May 23, 2023.

3              Based on approximately 300,000 shares of Lordstown Preferred Stock issued and outstanding as of the Petition Date.

3

3.            The following procedures shall apply to claims for tax purposes that shares of Lordstown Common Stock or Lordstown Preferred Stock are worthless:

a)	Any postpetition worthless stock deduction claim of Lordstown Common Stock or Lordstown Preferred Stock in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code, subject to further order of the Court;

b)	Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a 50% Shareholder (as defined below) shall file with this Court, and serve on counsel to the Debtors a notice of such status, in the form of Exhibit B-4 attached hereto, on or before the later of (i) 20 calendar days after the date of the Notice of Order (as defined below) and (ii) 10 calendar days after becoming a 50% Shareholder;

c)	At least 30 days prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for the worthlessness of Lordstown Common Stock or Lordstown Preferred Stock (including Options to acquire such securities, as defined below), for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder shall file with this Court, and serve on counsel to the Debtors advance written notice, in the form of Exhibit B-5 attached hereto (a “Notice of Intent to Claim a Worthless Stock Deduction”), of the intended claim of worthlessness;

d)	The Debtors will have 20 calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with this Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such claim will not be permitted unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 20-day period, such claim may be permitted solely as set forth in the Notice of Intent to Claim a Worthless Stock Deduction. Additional tax returns and amendments within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 20-day waiting period; and

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e)	For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time during the 3-year period ending on the last day of the taxable year with respect to which the worthless stock deduction is claimed, has had Beneficial Ownership of 50% or more of Lordstown Common Stock or has had Beneficial Ownership of 50% or more of Lordstown Preferred Stock, and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that forms of each of the required notices described above and copies of the Procedures are available at the following website maintained by Kurtzman Carson Consultants LLC: kccllc.net/lordstown. Upon the request of any person, counsel to the Debtors, Andrea Kropp, White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, andrea.kropp@whitecase.com, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that a copy of the Interim Order may be obtained via PACER on the Court’s website at https://www.pacer.gov/login.html for a fee, or free of charge by accessing the Debtors’ restructuring website at kccllc.net/lordstown.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

5

ANY POSTPETITION PURCHASE, SALE, OR OTHER TRANSFER OF EQUITY SECURITIES IN, THE DEBTORS OR OF ANY BENEFICIAL INTERESTS THEREIN, INCLUDING OPTIONS TO ACQUIRE SUCH EQUITY SECURITIES, IN VIOLATION OF THE PROCEDURES SET FORTH HEREIN (INCLUDING THE NOTICE REQUIREMENTS) SHALL BE NULL AND VOID AB INITIO AS AN ACT IN VIOLATION OF THE AUTOMATIC STAY UNDER SECTIONS 362 AND 105(A) OF THE BANKRUPTCY CODE, SUBJECT TO FURTHER ORDER OF THE BANKRUPTCY COURT, AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

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Dated: July 26, 2023

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

Proposed Co-Counsel to Debtors and
Debtors-in-Possession

WHITE & CASE LLP

Thomas E Lauria (admitted pro hac vice)
Matthew C. Brown (admitted pro hac vice)
Fan B. He (admitted pro hac vice)
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky (admitted pro hac vice)
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

Jason N. Zakia (admitted pro hac vice)
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner (admitted pro hac vice)
Doah Kim (admitted pro hac vice)
RJ Szuba (admitted pro hac vice)
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

Co-Counsel to Debtors and
Debtors-in-Possession

7

EXHIBIT B-1

Notice of Status as a Substantial Shareholder

 IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 14, 180

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to Lordstown Preferred Stock or Lordstown Common Stock (as defined herein and in the Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (b) Granting Other Related Relief (the “Final Order”)). Lordstown Motors Corp. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

1              The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

2              For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) (equal to, as of the Petition Date, approximately 717,502 shares) or at least 4.50% of all issued and outstanding Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”) (equal to, as of the Petition Date, approximately 13,500 shares) and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of [●], the undersigned party beneficially owns [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Lordstown Common Stock or Lordstown Preferred Stock:

Number of Shares	Stock Class	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

WHITE & CASE LLP

Thomas E Lauria
Matthew C. Brown
Fan B. He
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

3

Jason N. Zakia
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner
Doah Kim
RJ Szuba
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT B-2

Notice of Intent to Acquire Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 14, 180

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Lordstown Preferred Stock or Lordstown Common Stock (as defined herein and in the Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (b) Granting Other Related Relief (the “Final Order”)), or an Option with respect thereto (as defined herein and in the Final Order) (the “Proposed Transfer”). Lordstown Motors Corp. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”),

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1             The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

2             For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) (equal to, as of the Petition Date, approximately 717,502 shares) or at least 4.50% of all issued and outstanding Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”) (equal to, as of the Petition Date, approximately 13,500 shares) and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock (including any Options with respect to any Lordstown Common Stock or Lordstown Preferred Stock).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock or an Option with respect to [●] shares of Lordstown Common Stock or [●] shares of Lordstown Preferred Stock . If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock (including any Options with respect to any Lordstown Common Stock or Lordstown Preferred Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

WHITE & CASE LLP

Thomas E Lauria
Matthew C. Brown
Fan B. He
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

Jason N. Zakia
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner
Doah Kim
RJ Szuba
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

3

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring or otherwise accumulating additional shares of Lordstown Common Stock or Lordstown Preferred Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT B-3

Notice of Intent to Transfer Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 14, 180

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE TRANSFER AN

EQUITY INTEREST

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Lordstown Preferred Stock or Lordstown Common Stock (as defined herein and in the Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (b) Granting Other Related Relief (the “Final Order”)) or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Transfer”). Lordstown Motors Corp. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the Court and served copies thereof on Debtors’ counsel.

1                    The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

2              For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.50% of all issued and outstanding Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) (equal to, as of the Petition Date, approximately 717,502 shares) or at least 4.50% of all issued and outstanding Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”) (equal to, as of the Petition Date, approximately 13,500 shares) and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all units owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation Section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock (including any Options with respect to any Lordstown Common Stock or Lordstown Preferred Stock).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise transfer [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock or an Option with respect to [●] shares of Lordstown Common Stock or [●] of Lordstown Preferred Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock (including any Options with respect to any Lordstown Common Stock or Lordstown Preferred Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

WHITE & CASE LLP

Thomas E Lauria
Matthew C. Brown
Fan B. He
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

Jason N. Zakia
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner
Doah Kim
RJ Szuba
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

3

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading or otherwise transferring additional shares of Lordstown Common Stock or Lordstown Preferred Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT B-4

Notice of Status as 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket Nos. 14, 180

NOTICE OF STATUS AS A 50% SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a 50% Shareholder with respect to Lordstown Preferred Stock or Lordstown Common Stock (as defined herein and in the Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors, and (b) Granting Other Related Relief (the “Final Order”)). Lordstown Motors Corp. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

1             The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

2             For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time during the 3-year period ending on the last day of the taxable year with respect to which the worthless stock deduction is claimed, has had Beneficial Ownership of 50% or more of Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) or at least 4.50% of all issued and outstanding Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”) (equal to, as of the Petition Date, approximately 13,500 shares), and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Lordstown Common Stock or Lordstown Preferred Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” is any option or right to acquire stock including, without limitation, any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of [●], the undersigned party beneficially owns [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock. The following table sets forth the date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Lordstown Common Stock or Lordstown Preferred Stock:

Number of Shares	Stock Class	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

WHITE & CASE LLP

Thomas E Lauria
Matthew C. Brown
Fan B. He
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

2

Jason N. Zakia
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner
Doah Kim
RJ Szuba
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

3

EXHIBIT B-5

Notice of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

Chapter 11
In re
Case No. 23-10831 (MFW)
Lordstown Motors Corp., et al.,[1]
(Jointly Administered)
Debtors.
Re: Docket No. 14, 180

NOTICE OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction with respect to Lordstown Preferred Stock or Lordstown Common Stock (as defined herein and in the Final Order (a) Establishing Notice and Hearing Procedures for Trading in Equity Securities in the Debtors and (b) Granting Other Related Relief (the “Final Order”)) or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Worthlessness Claim”). Lordstown Motors Corp. is a debtor and debtor-in-possession in the above captioned case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a 50% Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1             The Debtors and the last four digits of their respective taxpayer identification numbers are: Lordstown Motors Corp. (3239); Lordstown EV Corporation (2250); and Lordstown EV Sales LLC (9101). The Debtors’ service address is 27000 Hills Tech Ct., Farmington Hills, MI 48331.

2              For purposes of these procedures, (A) a “50% Shareholder” is any person or entity that at any time during the 3-year period ending on the last day of the taxable year with respect to which the worthless stock deduction is claimed, has had Beneficial Ownership of 50% or more of Class A common stock issued by Lordstown Motors Corp. (“Lordstown Common Stock”) or has had Beneficial Ownership of 50% or more of Series A convertible preferred stock issued by Lordstown Motors Corp. (“Lordstown Preferred Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Lordstown Common Stock or Lordstown Preferred Stock and Options to acquire Lordstown Common Stock or Lordstown Preferred Stock) shall be determined by the Debtors, in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and

PLEASE TAKE FURTHER NOTICE that the undersigned party currently beneficially owns [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare for [federal/state] tax purposes that [●] shares of Lordstown Common Stock and [●] shares of Lordstown Preferred Stock or an Option with respect to [●] shares of Lordstown Common Stock or [●] shares of Lordstown Preferred Stock became worthless during the tax year ending [●].

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of the undersigned party are [●].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon counsel to the Debtors, at:

RICHARDS, LAYTON & FINGER, P.A.

Kevin Gross (No. 209)
Daniel J. DeFranceschi (No. 2732)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Jason M. Madron (No. 4431)
One Rodney Square

920 N. King Street

Wilmington, DE 19801
Telephone: (302) 651-7700

Facsimile: (302) 651-7701
gross@rlf.com

defranceschi@rlf.com

heath@rlf.com

steele@rlf.com

madron@rlf.com

WHITE & CASE LLP

Thomas E Lauria
Matthew C. Brown
Fan B. He
200 South Biscayne Boulevard, Suite 4900
Miami, FL 33131
Telephone: (305) 371-2700
tlauria@whitecase.com
mbrown@whitecase.com
fhe@whitecase.com

David M. Turetsky
1221 Avenue of the Americas
New York, NY 10020
Telephone: (212) 819-8200
david.turetsky@whitecase.com

Jason N. Zakia
111 South Wacker Drive, Suite 5100
Chicago, IL 60606
Telephone: (312) 881-5400
jzakia@whitecase.com

Roberto Kampfner
Doah Kim
RJ Szuba
555 South Flower Street, Suite 2700
Los Angeles, CA 90071
Telephone: (213) 620-7700
rkampfner@whitecase.com
doah.kim@whitecase.com
rj.szuba@whitecase.com

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in the Notice.

3

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned claiming a worthless stock deduction with respect to its shares of Lordstown Common Stock or Lordstown Preferred Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4